SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549



                                FORM 8-K/A-1

                        C U R R E N T   R E P O R T



                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


                                February 4, 1998
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              Date of Report (Date Of Earliest Event Reported)


                       FIRST NATIONWIDE HOLDINGS INC.
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           (Exact Name Of Registrant As Specified In Its Charter)


                                   Delaware
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               (State Or Other Jurisdiction Of Incorporation)



              33-82654                        13-3778552
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     (Commission File Number)      (IRS Employer Identification No.)

                            35 East 62nd Street
                         New York, New York  10021
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            (Address Of Principal Executive Offices) (Zip Code)

                             (212) 572-8600
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            (Registrant's Telephone Number, including Area Code)


                               NOT APPLICABLE
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       (Former Name Or Former Address, If Changed Since Last Report)




 ITEM 5.   OTHER EVENTS.

           This Current Report on Form 8-K/A-1 amends the Registrant's Current Report on Form 8-K, dated as of February 4, 1998 and filed with the Securities and Exchange Commission on February 17, 1998, through the inclusion herein of revised analyst presentation materials, which are attached as Exhibit 99.4 to this Current Report on Form 8-K/A-1 and are incorporated by reference herein.

           This Current Report on Form 8-K/A-1 and the exhibits hereto contain forward looking statements with respect to management beliefs, estimates, projections, assumptions and the financial condition, results of operations and business of First Nationwide (Parent) Holdings Inc. and Golden State Bancorp Inc. (and their respective subsidiaries) and, assuming the consummation of the Mergers, a combined Golden State Bancorp Inc./First Nationwide (Parent) Holdings Inc., including statements relating to the cost savings and accretion to cash earnings that are expected to be realized from the Mergers, the pro forma assets and deposits of the combined company and the restructuring charges expected to be incurred in connection with the Mergers. These forward looking statements involve certain risks and uncertainties. Factors that may cause results to differ materially from those contemplated by such forward looking statements include, among others, the following possibilities: (1) expected cost savings from the Mergers cannot be fully realized or realized within the expected time frame; (2) revenues following the Mergers are lower than expected; (3) competitive pressure among depository institutions increases significantly; (4) costs or difficulties related to the integration of the businesses of First Nationwide (Parent) Holdings Inc. and Golden State Bancorp Inc. and their respective subsidiaries are greater than expected;
 (5) changes in the interest rate environment reduce interest margins; (6) general economic conditions, either nationally or in the states in which the combined company will be doing business, are less favorable than expected; (7) legislation or regulatory changes adversely affect the businesses in which the combined company would be engaged; or (8) the respective goodwill lawsuits of Glendale Federal Bank and California Federal Bank are not finally resolved in the time frames expected by the parties, or a final resolution of either or both of such lawsuits does not result in a net recovery or results in a net recovery that is less than that anticipated by the parties.


 ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
           INFORMATION AND EXHIBITS

           The following exhibits are filed as part of this report:

 2.1 Agreement and Plan of Reorganization, dated as of February 4, 1998, by and among First Nationwide (Parent) Holdings Inc., First Nationwide Holdings Inc., First Gibraltar Holdings Inc., Hunter's Glen/Ford, Ltd., Golden State Bancorp Inc. and Golden State Financial Corporation*

 99.1 Stock Option Agreement, dated as of February 4, 1998, by and between Golden State Bancorp Inc. and First Nationwide (Parent) Holdings Inc.*

 99.2 Litigation Management Agreement, dated as of February 4, 1998, by and among Golden State Bancorp Inc., Glendale Federal Bank, Federal Savings Bank, California Federal Bank, A Federal Savings Bank, Stephen J. Trafton and
           Richard A. Fink*

 99.3      Joint Press Release, dated February 5, 1998*

 99.4      Analyst Presentation Materials**



      * Included as an exhibit to the Registrant's Current Report on Form 8-K dated as of February 4, 1998 and filed February 17, 1998.

      ** Incorporated by reference to Amendment No. 1 to Golden State Bancorp Inc.'s Current Report on Form 8-K, dated as of February 4, 1998 and filed on March 5, 1998.


                                 SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


 Dated:  March 6, 1998


                          FIRST NATIONWIDE HOLDINGS INC.


                          By:  /s/ Glenn P. Dickes
                               Name:   Glenn P. Dickes
                               Title:  Vice President



                               EXHIBIT INDEX

 Exhibit
 Number              Description

 2.1 Agreement and Plan of Reorganization, dated as of February 4, 1998, by and among First Nationwide (Parent) Holdings Inc., First Nationwide Holdings Inc., First Gibraltar Holdings Inc., Hunter's Glen/Ford, Ltd. Golden State Bancorp Inc. and Golden State Financial Corporation*

 99.1 Stock Option Agreement, dated as of February 4, 1998, by and between Golden State Bancorp Inc. and First Nationwide (Parent) Holdings Inc.*

 99.2 Litigation Management Agreement, dated as of February 4, 1998, by and among Golden State Bancorp Inc., Glendale Federal Bank, Federal Savings Bank, California Federal Bank, A Federal Savings Bank, Stephen J. Trafton and Richard A. Fink*

 99.3                Joint Press release, dated February 5, 1998*

 99.4                Analyst Presentation Materials**




      * Included as an exhibit to the Registrant's Current Report on Form 8-K dated as of February 4, 1998 and filed February 17, 1998.

      ** Incorporated by reference to Amendment No. 1 to Golden State Bancorp Inc.'s Current Report on Form 8-K, dated as of February 4, 1998 and filed on March 5, 1998.